Exhibit 10.3

ALFACELL CORPORATION

AMENDMENT
TO INVESTOR RIGHTS AGREEMENT

February 26, 2010

This Amendment (this “Amendment”) to that certain Investor Rights Agreement dated as of October 19, 2009 (the “Agreement”) by and among Alfacell Corporation, a Delaware corporation (the “Company”) and the Purchasers.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

RECITALS

Whereas, the Company and the Purchasers wish to amend the Agreement to extend the Filing Deadline and Effectiveness Deadline in accordance with Section 6(f) of the Agreement.

AGREEMENT

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Purchasers, intending to be legally bound, hereby agree as follows:

I.	AMENDMENTS TO THE AGREEMENT.

A.           The definition of “Effectiveness Deadline” in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the ninetieth (90th) calendar day (or, in the event the Commission reviews and has written comments to the Initial Registration Statement or the New Registration Statement, the one hundred twentieth (120th) calendar day following Filing Deadline); provided, however, that if the Company is notified by the Commission that the Initial Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.  With respect to any Remainder Registration Statement, the Effectiveness Deadline shall be the 90th calendar day following the date that the Company is eligible to file such Remainder Registration Statement pursuant to SEC Guidance (or, in the event the Commission reviews and has written comments to the Remainder Registration Statement, the 120th calendar day following the date that the Company is eligible to file such Remainder Registration Statement pursuant to SEC Guidance); provided, however, that if the Company is notified by the Commission that the Remainder Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Remainder Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.”

B.           The definition of “Filing Deadline” in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), May 1, 2010.  With respect to any Remainder Registration Statement, the Filing Deadline shall be the 30th calendar day following the date that the Company is eligible to file such Remainder Registration Statement pursuant to SEC Guidance, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.”

II.	GENERAL.

A.           Except as effected by this Amendment, the terms and provisions of the Agreement shall remain unchanged and in full force and effect.

B.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

C.           This Amendment shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York, without giving effect to conflicts of laws principles.

D.           The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

[SIGNATURE PAGES FOLLOW]

The parties have executed this Amendment as of the date first written above.

ALFACELL CORPORATION By: /s/ Charles Muniz Name: Charles Muniz Title: President, Chief Executive Officer and Chief Financial Officer

The parties have executed this Amendment as of the date first written above

PURCHASERS:

/s/ Charles Muniz	___________________________________
Charles Muniz	Colleen A. Lowe

EUROPA INTERNATIONAL, INC.	___________________________________
Corinne M. Poquette
By: /s/ Fred Knoll Name: Fred Knoll Title: Knoll Capital Management, Investment Manager for Europa International, Inc.	___________________________________ David J. McCash

UNILAB LP

By:____________________________________ Name: F. Patrick Ostronic Title: Director, Unilab GP Inc., General Partner for Unilab LP

MARY M. MCCASH TRUST DECLARATION DECLARED OCTOBER 20, 2008

By:____________________________________ Name: Mary M. McCash Title: Trustee

THE MICHAEL J. MCCASH LIVING TRUST

By:____________________________________ Name: Michael J. McCash Title: Trustee and Grantor